UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Medicine Man Technologies, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon and the results of each vote are set forth below.

Proposal 1: Election of Directors.

The Company’s stockholders elected all nominees named in the proxy statement for the Annual Meeting to the Company’s board of directors (“Board”), each to serve as a Class B director for a two-year term expiring at the Company’s annual meeting of stockholders to be held in 2025 and until his successor is elected and qualified, or until his earlier death, resignation or removal, with the following vote:

	For	Against	Abstain	Broker non-votes
Justin Dye	83,927,199	2,950,145	72,870	15,246,662
Nirup Krishnamurthy	85,890,936	1,012,785	46,493	15,246,662
Pratap Mukharji	84,205,612	2,530,363	214,239	15,246,662
Marc Rubin	84,315,655	2,423,011	211,548	15,246,662

Proposal 2: Ratification of Appointment of Independent Public Accountant.

The Company’s stockholders ratified the appointment of BF Borgers, CPA P.C. as the Company’s independent public accountant for the fiscal year ending December 31, 2023, with the following vote:

For	Against	Abstain	Broker non-votes
101,114,732	1,014,084	68,060	0

Proposal 3: Advisory Vote to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in its proxy statement, with the following vote:

For	Against	Abstain	Broker non-votes
80,460,374	3,106,087	3,383,753	15,246,662

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation.

The Company’s stockholders voted, on an advisory, non-binding basis, to hold a vote to approve compensation of the Company’s named executive officers every year, with the following vote:

One Year	Two Years	Three Years	Abstain
84,043,003	1,280,123	1,066,235	560,853

On June 26, 2023, following the Company’s Annual Meeting, the Board adopted a resolution providing that an advisory vote on executive compensation would be presented for a vote by stockholders of the Company at each annual meeting of stockholders until such time as the Board determines to change the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: June 27, 2023		Christine Jones Chief Legal Officer